EXHIBIT 10.3

AMENDMENT NO. 1 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT is made as of March 9, 2011 (this “Amendment”), among NN, INC., a Delaware corporation (the “US Borrower”), the FOREIGN BORROWERS party hereto (together with the US Borrower, the “Borrowers” and each individually, a “Borrower”), the LENDERS party hereto and KEYBANK NATIONAL ASSOCIATION, as Agent (as defined below).

WITNESSETH:

WHEREAS, the Borrowers have been extended certain loans and other financial accommodations pursuant to the Second Amended and Restated Credit Agreement, dated as of December 21, 2010 (as heretofore amended, supplemented or otherwise modified from to time, the “Credit Agreement”), among the Borrowers, the Lenders party thereto and KeyBank National Association, as administrative agent and collateral agent (the “Agent”);

WHEREAS, pursuant to Section 2.9(b) of the Credit Agreement, the Borrowers have requested that the Agent increase the Total Commitment Amount (as defined in the Credit Agreement) by an amount equal to Twenty-Five Million Dollars ($25,000,000) (the “Commitment Increase Amount”);

WHEREAS, the Lenders desire to consent to the increase in the Total Commitment Amount;

WHEREAS, the parties desire to amend certain provisions of the Credit Agreement as set forth herein; and

WHEREAS, the Borrowers, the Lenders and the Agent constitute the parties required for purposes of amending the Credit Agreement pursuant to Section 11.3 thereof;

NOW THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers, the Agent and the Lenders do hereby agree as follows:

SECTION 1.	DEFINED TERMS.

Each term used and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.  Unless specifically noted, for purposes of this Amendment, the term “Lender” shall be deemed to include each Swing Line Lender and each Fronting Lender.

SECTION 2.	CONSENT TO INCREASE IN COMMITMENT.

Each Lender hereby consents to the increase in the Total Commitment Amount by an amount equal to Twenty-Five Million Dollars ($25,000,000) and agrees that its respective Revolving Credit Commitment and Maximum Amount may be increased, based upon its Commitment Percentage, as set forth on Exhibit A hereto.

SECTION 3.	AMENDMENT TO CREDIT AGREEMENT.

3.1 Amendments to Section 2.2(c) (Domestic Swing Loans).  Clause (i) of Section 2.2(c) of the Credit Agreement is hereby amended in its entirety on the Amendment Effective Date (as hereinafter defined) to read as follows:

(i)           Generally.  Subject to the terms and conditions of this Agreement, during the Commitment Period, the Domestic Swing Line Lender shall make a Domestic Swing Loan or Domestic Swing Loans to US Borrower in such amount or amounts as Administrative Borrower, through an Authorized Officer, may from time to time request; provided that Administrative Borrower shall not request any Domestic Swing Loan if, after giving effect thereto, (A) the Revolving Credit Exposure would exceed the Total Commitment Amount, (B) the Domestic Swing Line Exposure would exceed the Domestic Swing Line Commitment, (C) the Revolving Credit Loan and Letter of Credit Exposure would exceed Ninety Million Dollars ($90,000,000) or (D) any Lender is at such time a Defaulting Lender hereunder, unless the Domestic Swing Line Lender has entered into satisfactory arrangements with the relevant Credit Party or such Lender to eliminate the Domestic Swing Line Lender’s risk with respect to such Defaulting Lender.  Each Domestic Swing Loan shall be due and payable on the Domestic Swing Loan Maturity Date applicable thereto.  Each Domestic Swing Loan shall be made in Dollars.

3.2 Amendments to Section 2.2(d) (Foreign Swing Loans).  Clause (i) of Section 2.2(d) of the Credit Agreement is hereby amended in its entirety on the Amendment Effective Date to read as follows:

(i)           Generally.  Subject to the terms and conditions of this Agreement, during the Commitment Period, the Foreign Swing Line Lender shall make a Foreign Swing Loan or Foreign Swing Loans to any Foreign Swing Line Borrower in such amount or amounts as Administrative Borrower, through an Authorized Officer, may from time to time request; provided that Administrative Borrower shall not request any Foreign Swing Loan if, after giving effect thereto, (A) the Revolving Credit Exposure would exceed the Total Commitment Amount, (B) the Foreign Swing Line Exposure would exceed the Foreign Swing Line Commitment, (C) the Foreign Borrower Exposure would exceed the Foreign Borrower Maximum Amount, (D) the Alternate Currency Exposure would exceed the Alternate Currency Maximum Amount, (E) the Revolving Credit Loan and Letter of Credit Exposure would exceed Ninety Million Dollars ($90,000,000) or (F) any Lender is at such time a Defaulting Lender hereunder, unless the Foreign Swing Line Lender has entered into satisfactory arrangements with the relevant Credit Party or such Lender to eliminate the Foreign Swing Line Lender’s risk with respect to such Defaulting Lender.  Each Foreign Swing Loan shall be due and payable on the Foreign Swing Loan Maturity Date applicable thereto.  Each Foreign Swing Loan shall be made in an Alternate Currency.  With respect to each Foreign Swing Line Loan, subject to the other provisions of this Agreement, the appropriate Foreign Swing Line Borrower shall receive all of the proceeds of such Foreign Swing Loan in one Alternate Currency and repay such Foreign Swing Loan in the same Alternate Currency.
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     3.3    Amendment to Schedule 1(A).  Schedule 1(A) of the Credit Agreement is hereby amended in its entirety on the Amendment Effective Date and replaced by Schedule 1(A) attached to this Amendment as Exhibit A.

SECTION 4.	REPRESENTATIONS AND WARRANTIES.

Each Borrower hereby represents and warrants to the Lenders and the Agent as follows:

4.1 This Amendment. This Amendment has been duly and validly executed by an authorized officer of such Borrower and constitutes the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms.  The Credit Agreement, as amended by this Amendment, remains in full force and effect and remains the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms.

4.2 No Default or Event of Default.  No Default or Event of Default now exists under the Credit Agreement and, upon the effectiveness of this Amendment, no Default or Event of Default will be existing and no Default or Event of Default will occur as a result of the effectiveness of this Amendment.

4.3              Restatement of Representations and Warranties.  Upon the effectiveness of this Amendment, the representations and warranties of such Borrower contained in the Credit Agreement, as amended by this Amendment, and the other Loan Documents will be true and correct in all material respects on and as of the date of this Amendment, except for representations and warranties that were given as of a specific earlier date (which remain true and correct as of such earlier date).

SECTION 5.	CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date and time (the “Amendment Effective Date”) at which each of the following conditions precedent shall have been fulfilled:

5.1 This Amendment.  The Agent shall have received from each Borrower and requisite Lenders an original counterpart of this Amendment, in each case, executed and delivered by a duly authorized officer of such Borrower or such Lender, as the case may be.

5.2 Guarantor Acknowledgement.  The Agent shall have received from each Guarantor of Payment a counterpart of the Acknowledgement of Guarantors of Payment, attached hereto as Annex I, in each case, executed and delivered by a duly authorized officer of such Guarantor of Payment.

5.3 Amended and Restated US Borrower Revolving Credit Notes.  The Agent shall have received from US Borrower an executed US Borrower Revolving Credit Note (in form and substance satisfactory to the Agent) for each Lender reflecting the increase in such Lender’s Revolving Credit Commitment.

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5.4              Commitment Increase Fee.  The Borrowers shall have paid to the Agent, for the ratable benefit of the Lenders which have executed this Amendment, a non-refundable commitment increase fee, which shall be fully earned when paid, in the amount of One Hundred Sixty-Two Thousand Five Hundred Dollars ($162,500); provided however, each such signing Lender’s share of such fee shall be equal to its respective Commitment Percentage of such One Hundred Sixty-Two Thousand Five Hundred Dollars ($162,500).

5.5 Fees and Expenses.  The Borrowers shall have paid all other reasonable outstanding costs, expenses and fees of the Agent and its advisors, service providers and legal counsels incurred in connection with the documentation of this Amendment.

5.6 Other Documents.  The Agent shall have received such other documents, instruments or other materials as it shall have reasonably requested.

SECTION 6.	MISCELLANEOUS.

6.1 Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Ohio.

6.2 Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment.

6.3 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto and separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument.

6.4              Headings. Section headings used in this Amendment are for the convenience of reference only and are not a part of this Amendment for any other purpose.

6.5             Negotiations. Each Borrower acknowledges and agrees that all of the provisions contained herein were negotiated and agreed to in good faith after discussion with the Agent and the Lenders and reviewed by counsel for such Borrower.

6.6 Nonwaiver. The execution, delivery, performance and effectiveness of this Amendment shall not operate as, or be deemed or construed to be, a waiver: (i) of any right, power or remedy of the Lenders or the Agent under the Credit Agreement (as amended by this Amendment) or any other Loan Document, or (ii) any term, provision, representation, warranty or covenant contained in the Credit Agreement (as amended by this Amendment) or any other Loan Document.  Further, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Default or Event of Default under the Credit Agreement (as amended by this Amendment).

6.7              Reference to and Effect on the Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
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6.8             Release of Claims.  In consideration of the Agent’s and Lenders’ agreements contained in this Amendment, each Borrower acknowledges and agrees that such Borrower does not have knowledge, as of the date hereof, of any claim, defense or set-off right against the Agent, the Lenders or their respective Affiliates, parents, subsidiaries, employees, officers, directors, agents, representatives and counsel (collectively, the “Lender Parties”) of any nature whatsoever, whether sounding in tort, contract or otherwise, and has no claim, defense or set-off of any nature whatsoever relating to the enforcement by the Agent or any Lender of the full amount of its obligations for the Loans and other Obligations under the Credit Agreement and the other Loan Documents.  Notwithstanding the foregoing, to the extent that any claim, cause of action, defense or set-off against any of the Lender Parties or their enforcement of the Credit Agreement, any Note, or any other Loan Document, of any nature whatsoever of which such Borrower is aware, whether anticipated or unanticipated, suspected or unsuspected, fixed, contingent, conditional, or at law or in equity in any case originating in whole or in part on or before the Amendment Effective Date, does nonetheless exist on the date hereof, in consideration of the Agent’s and Lenders’ entering into this Agreement, each Borrower irrevocably and unconditionally forever waives and releases fully each and every such claim, cause of action, defense and set-off against the Lender Parties.

6.9              Reaffirmation.  Each of the parties hereto, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, under the Loan Documents, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and the other Loan Documents to which it is a party and (ii) to the extent such party has granted liens on or security interests in any of its property pursuant to the Credit Agreement or any other Loan Document as security for or otherwise guaranteed the Obligations, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations.  Each of the parties hereto hereby consents to this Amendment and hereby ratifies and affirms the Credit Agreement and the other Loan Documents, as amended hereby.

6.10 Loan Document.  This Amendment is a Loan Document.

[Signatures Follow on Next Page]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers or agents thereunto duly authorized as of the date first written above.

BORROWERS:

NN, Inc.

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President – Corporate Development
and Chief Financial Officer

NN NETHERLANDS B.V.

By:	/s/ William C. Kelly, Jr.
Name: William C. Kelly, Jr.
Title: Director

NN SLOVAKIA, S.R.O.

By:	/s/ William C. Kelly, Jr.
Name: William C. Kelly, Jr.
Title: Executive Director

NN EUROPE S.P.A.

By:	/s/ William C. Kelly, Jr.
Name: William C. Kelly, Jr.
Title: Director

[Signature Page to Amendment No. 1]

AGENT AND LENDERS:

KEYBANK NATIONAL ASSOCIATION, as Lender and as Agent

By:	/s/ Suzannah Harris
Name: Suzannah Harris
Title: Vice President

REGIONS BANK, as Lender

By:	/s/ Timothy M. Dameron
Name: Timothy M. Dameron
Title: Assistant Vice President

BRANCH BANKING AND TRUST COMPANY, as Lender

By:	/s/ R. Andrew Beam
Name: R. Andrew Beam
Title: Senior Vice President

WELLS FARGO BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Bryan Hulker
Name: Bryan Hulker
Title: SVP

[Signature Page to Amendment No. 1]

ANNEX I

ACKNOWLEDGEMENT OF GUARANTORS OF PAYMENT

Each undersigned hereby acknowledges and agrees to the terms of the Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of March 9, 2011 (the “Amendment”), delivered in connection with the Second Amended and Restated Credit, dated as of December 21, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among NN, Inc., a Delaware corporation (the “US Borrower”), the Foreign Borrowers party thereto (together with the US Borrower, the “Borrowers” and each individually, a “Borrower”), various financial institutions (collectively, the “Lenders” and individually, a “Lender”) and KeyBank National Association (“KeyBank”), as administrative agent and collateral agent (the “Agent”).

Each of the undersigned hereby confirms that, upon the effectiveness of the Amendment, each Guaranty of Payment by the undersigned and each other Loan Document to which the undersigned is a party shall remain in full force and effect and be the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms.   The undersigned hereby further confirms that, upon the effectiveness of the Amendment, such Guaranty of Payment shall continue to guaranty the Obligations (as defined therein).

Capitalized terms used herein but not defined are used as defined in the Credit Agreement.

THE DELTA RUBBER COMPANY

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Treasurer

WHIRLAWAY CORPORATION

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Treasurer

TRIUMPH LLC

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Treasurer

Acknowledgement of Guarantors of Payment]

INDUSTRIAL MOLDING CORPORATION

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Treasurer

NN HOLDINGS B.V.

By:	/s/ William C. Kelly, Jr.
Name: William C. Kelly, Jr.
Title: Managing Director

NN INTERNATIONAL B.V.

By:	/s/ William C. Kelly, Jr.
Name: William C. Kelly, Jr.
Title: Managing Director

[Acknowledgement of Guarantors of Payment]

Exhibit A

SCHEDULE 1(A)

LENDERS	COMMITMENT PERCENTAGE	REVOLVING CREDIT COMMITMENT AMOUNT	MAXIMUM AMOUNT
KeyBank National Association	28.00%	$28,000,000	$28,000,000
Regions Bank	24.00%	$24,000,000	$24,000,000
Branch Banking and Trust Company	24.00%	$24,000,000	$24,000,000
Wells Fargo Bank National Association	24.00%	$24,000,000	$24,000,000
Total Commitment Amount	100%	$100,000,000.00	$100,000,000.00